TRIBUTARY FUNDS, INC.

Supplement dated September 2, 2010
to the Statement of Additional Information dated August 1, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

The Board of Directors (the “Board”) of Tributary Funds, Inc. (the “Funds”) approved changes to the officers of the Funds, the composition of the Board, and the Funds’ underwriting agreement at the regular meeting of the Board held on August 19, 2010.  Your Statement of Additional Information is hereby amended as follows:

On page 21, the row under the heading “Interested Director” in the table under the section entitled “Directors and Officers” is hereby deleted in its entirety and replaced with the following:

Stephen R. Frantz 1620 Dodge Street Omaha, NE 68197 Age: 52	Director/ President	Indefinite; Since 2010.	President, Tributary Capital Management, LLC (May 2010 to Present); Chief Investment Officer, First Investment Group (January 2005 to May 2010); Chief Investment Officer, FNBO Fund Advisers (January 2005 to May 2010).	8	None
On page 22, the footnote under the table in the section entitled “Directors and Officers” is hereby deleted in its entirety and replaced with the following:

*   As defined in the 1940 Act.  Mr. Frantz is an interested Director because he is an officer of Tributary Capital Management, LLC (“Tributary”), the investment adviser of the Funds.

On page 22, the paragraph relating to Mr. Summers is hereby deleted in its entirety and replaced with the following:

Stephen R. Frantz.  Mr. Frantz has served in chief executive, chief investment, and other senior management roles with investment management firms over the course of his 26-year career in the investment management industry, including in his current position as the President of Tributary, the investment adviser of the Funds.  Mr. Frantz’s experience in the field of investment management provides the Board with perspective in its oversight of the Funds’ investment activities.  His experience with investment products also assists the Board in its oversight of the Funds’ risks.  Mr. Frantz’s management and financial experience qualify him to serve on the Board and as its Chairman.

On page 23, the second paragraph under the section entitled “Board Structure” is hereby deleted in its entirety and replaced with the following:

Because of the Funds’ affiliation with FNNI and its related entities, the Funds have always had at least one Director who is affiliated with FNNI, an arrangement which is quite common in the fund industry.  Presently, the Funds’ one interested Director meets the definition of “interested” under the 1940 Act because of his affiliation with Tributary, an affiliate of FNNI and the investment adviser of the Funds.  The interested Director currently serves as the Chairman of the Board.  Given the relatively modest size of the Funds, the Company believes the Board’s structure comprised of 75% Independent Directors is appropriate, because the ratio of three Independent Directors to one interested Director provides the Independent Directors with a distinct ability to influence the Board’s agenda and actions.  A 75% majority of Independent Directors provides an appropriate level of oversight of conflicts of interest among the Funds’ Advisers and the Funds when considering the terms of any advisory contracts, as well as nominating Directors to serve on the Board in the future.

On page 25, the beneficial ownership table is hereby deleted in its entirety and replaced with the following:

	Mr. Frantz	Mr. Parker	Mr. Reed	Mr. McCartney
Short-Intermediate Fund	None	None	None	None
Income Fund	None	None	None	None
Balanced Fund	None	None	None	None
Core Equity Fund	$10,001 - $50,000	None	None	None
Growth Opportunities Fund	None	None	None	None
Small Company Fund	$10,001 - $50,000	None	None	None
International Equity Fund	$10,001 - $50,000	None	None	None
Large Cap Fund	$10,001 - $50,000	None	None	None
All Funds in the Aggregate	Over $100,000	None	None	None

On page 25, the compensation table, including the paragraph preceding the table and the footnote to the table, is hereby deleted in its entirety and replaced with the following:

The following table sets forth certain information concerning compensation paid by the Company to its Directors in the fiscal year ended March 31, 2010.

Name and Position	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Retirement Benefits	Total Compensation From Company
Interested Director
Stephen R. Frantz*	$0	$0	$0	$0
President, Director

Independent Directors
Robert A. Reed	$9,000	$0	$0	$9,000
Director

Gary D. Parker	$9,000	$0	$0	$9,000
Director

John J. McCartney**	$0	$0	$0	$0
Director

*   Mr. Frantz was not appointed as a Director until August 19, 2010.  Mr. Frantz’s predecessor did not receive any compensation from the Company in the fiscal year ended March 31, 2010.
** Mr. McCartney was not elected as a Director until May 3, 2010.

On page 37, the first sentence under the section entitled “Distributor” is hereby deleted in its entirety and replaced with the following:

The Company and the Distributor are parties to an Underwriting Agreement dated August 19, 2010 (the “Distribution Agreement”) under which the Distributor acts as principal underwriter for the Funds’ Shares.

Please retain this supplement for future reference.